SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
          --------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

                                    N/A
          --------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------
[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     -------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------

Following is additional information first available on the "ICN Annual Meeting" section of ICN Pharmaceutical, Inc.'s website, www.icnpharm.com, on or about May 10, 2002:


    Frequently Asked Questions

     Voting Questions
     - Who is eligible to vote?
     - What do I do if I haven't yet received my proxy and voting information in the mail?
     - Where do I mail my proxy card if I lost my return envelope?
     - By when do I have to mail in my GOLD proxy card?
     - Who do I call if I have questions about materials I received in the mail ?
     - What is the significance of whether I hold my shares as a record holder or street name?
     - What color proxy materials should I vote?

     WHITE vs GOLD proxy cards
     - Does the color of the proxy card matter?
     - I have received a WHITE proxy card. Should I sign it and mail it?
     - I have already submitted a WHITE proxy card. May I change my vote?


     Voting Questions

     Q: Who is eligible to vote?

     A: If you were an ICN shareholder as of the close of business on April 9, 2002 (we referred to April 9, 2002 as the "record date"), you should have already received a proxy statement containing important information about the ICN 2002 Annual Meeting and the ICN proposed board slate. You should have also received GOLD voting materials for the ICN Annual Meeting, which will allow you to vote your shares of ICN common stock without attending the ICN annual meeting.

     If you purchased shares of ICN common stock after April 9, 2002, those shares are not eligible in this vote.



     Q: What do I do if I haven't yet received my proxy and voting information in the mail?

     A: If you have not received your proxy materials, please call or e-mail Morrow & Co.
     toll-free: 1-800-662-5200
     international: 212 754-8000
     banks and brokers: 1-800-607-0088
     e-mail: icn.info@morrowco.com

     You may also download a copy of the ICN proxy statement at www.icnannualmeeting.com or obtain a copy of the ICN definitive proxy statement on Form 14A on May 3, 2002, which contains the proxy statement, free of charge at www.SEC.gov. To obtain a GOLD proxy card, you will need to contact the numbers or e-mail address at Morrow & Co.



     Q: Where do I mail my proxy card if I lost my return envelope?

     A: Please mail your GOLD proxy card or voting instruction card to the following address:
     Morrow & Co.
     445 Park Avenue
     New York, NY
     10022



     Q: By when do I have to mail in my GOLD proxy card?

     A: GOLD proxy cards must be received on or before 10:00 a.m. on May 29, 2002. GOLD proxy cards that are received after May 29, 2002 will not count.



     Q: Who do I call if I have questions about materials I received in the mail?

     A: If you have any questions about your proxy materials, please call or e-mail Morrow & Co.:
     toll-free: 1-800-662-5200
     international: 212-754-8000
     banks and brokers: 1-800-607-0088
     e-mail: icn.info@morrowco.com



     Q: What is the significance of whether I hold my shares as a record holder or in street name?

     A: ICN shareholders are being asked to vote all shares held directly in their name as shareholders of record or as beneficial owner of any shares that are held in street name.
     Shares held in street name are shares held in a stock brokerage account or shares held by a bank or other nominees.

     The method of voting differs for shares held as a record holder and shares held in street name. Record holders will receive proxy cards. Holders of shares in street name will receive voting instruction cards in order to instruct their brokers or nominees how to vote.



     Q: What color proxy materials should I vote?

     A: You should vote the Gold Proxy card. Disregard the White
     Proxy card.



     WHITE vs GOLD Proxy Cards


     Q: Does the color of the proxy card matter?

     A: GOLD proxy cards and voting instruction cards are being solicited on behalf of your Board of Directors in favor of the three nominees for director proposed by ICN. The ICN nominees are Senator Birch E. Bayh, Jr., Abraham E. Cohen and Rosemary Tomich. The WHITE proxy cards are being sent to ICN shareholders by a dissident group soliciting proxies in support off their nominees. The ICN Board of Directors urges ICN shareholders to discard any WHITE proxy or voting instruction cards sent by the dissident group that is soliciting proxies against the ICN Board of Directors proposed Board slate.



     Q: I have received a WHITE proxy card. Should I sign it and mail it?

     A: No, the ICN Board of Directors urges ICN shareholders to discard any WHITE proxy or voting instruction cards sent by the dissident group that is soliciting proxies against the ICN Board of Directors proposed Board slate.



     Q: I have already submitted a WHITE proxy card. May I change my vote?

     A: Yes. You may revoke a previously granted WHITE proxy card or voting instruction card at any time prior to the annual meeting by:
     1. Signing and returning the later dated GOLD proxy or voting instruction card for the ICN proposed Board slate.
     2. Attending the ICN annual meeting and voting in person.

ICN Pharmaceuticals, Inc. notes the following corrections to the first full paragraph on page 27 of its Proxy Statement, dated May 3, 2002, relating to its 2002 Annual Meeting of Stockholders.

The second sentence in the paragraph should read, "This amount is subject to annual cost-of-living adjustments from the base year of 1967 until the date of retirement (currently estimated to be in excess of $627,905 per year, as adjusted)."

The penultimate sentence in the paragraph should read, "If Mr. Panic's employment is terminated under any of the circumstances described above following such a change in control, in addition to the consulting fee as described above, Mr. Panic would be entitled to receive (based upon present compensation) approximately $5,000,000."

Following is the text of additional presentation materials delivered to ICN Pharmaceuticals, Inc. stockholders on or about May 10, 2002:

[LOGO - ICN]       ICN PHARMACEUTICALS, INC.


                   MAY 2002

FORWARD LOOKING STATEMENTS
------------------------------------------------------------------------------
THE SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION
REFORM ACT OF 1995:

o Except for the historical information herein, the matters discussed in this presentation include forward-looking statements that may involve a number of risks and uncertainties, including but not limited to, projections of future sales, operating income, returns on invested assets, obtaining and maintaining regulatory approval processes, market acceptance of, and continuing demand for ICN pharmaceuticals' products and other risks detailed from time to time in the Company's Securities and Exchange Commission filings

PROMISES KEPT
-----------------------------------------------------------------------------

RESTRUCTURING HISTORY
------------------------------------------------------------------------------

o  The restructuring was ALWAYS ICN's and UBS's idea; no one else had it.

o  It was ALWAYS designed to unlock value for shareholders.

o  The restructuring is a complicated process that cannot be rushed.

o  The timing has been SOLELY impacted by market conditions.

RESTRUCTURING OVERVIEW
------------------------------------------------------------------------------

o  Initiatives to unlock significant shareholder value

                        Biotechnology           Ribapharm

                                                   -  RNA listed on NYSE
                                                      on April 12, 2002

                                                   -  IPO Completed

                                                   -  tax-free
                                                      spin-off in 2002

                          Specialty
ICN Pharmaceuticals    Pharmaceuticals          ICN Americas
                          Americas

                          Specialty
                       Pharmaceuticals          ICN International
                           Europe

                                                o  IPO Prospectus filed

RESTRUCTURING PROGRESS
------------------------------------------------------------------------------

o  Ribapharm IPO completed - raised nearly $300 million in 20% interest.

o  Second largest biotech IPO EVER.

o  Debt repurchase completed.

o  Request for tax-free treatment filed with the IRS.

o Spin off or distribution of remaining interenst in Ribapharm as soon as IRS approves.

RESTRUCTURING STEPS
------------------------------------------------------------------------------

                                                        Tax Free
                                                Distribution & Spin-off
                                                    of Rebapharm

                                        Ribapharm IPO    ICN International IPO

                                    Retire Remaining
                                           Debt

                                Retire Partial Debt

                            Convertible Offering

                        Filed Prospectus for
                          ICN International

                    S-1 Filed for
                     Ribapharm

            Announced                           UNLOCKING EQUITY VALUE
          Restructuring
         Reorganization of
       Business Operations
        Into Three Distinct
           Businesses

INTERNATIONAL SPIN-OFF - FACT VS. FICTION
------------------------------------------------------------------------------

o  Committed to the international IPO.

o  European market conditions do not exist for this transaction.

o  International IPO scheduled in early 2003 or sooner.

RESTRUCTURING - FACT VS. FICTION
------------------------------------------------------------------------------

o ICN has DELIVERED on its promise to restructure the company with tangible results.

o To have done so when market conditions were not conducive would have been DESTRUCTIVE to shareholder value.

o  The results point to management's patience, wisdom and experience.

o Opposition suggestion that a restructuring should have been done sooner points to their lack of experience and the danger to shareholders of electing their slate.

SG&A COST CONTROLS
------------------------------------------------------------------------------

o  SG&A expenses in line with pharmaceutical industry

o  Attributed to cost of business:

   - Acquisitions
   - Increased investment in specialty business, esp. photonics

o  Target expense reduction from 8.5% to 7% post-proxy through:

   - Legal                      - New hire freeze
   - IR/PR expenses             - Redundancy reduction
   - Centralization/RNA shift   - Tighten vendor controls

GOVERNANCE
------------------------------------------------------------------------------

o  ICN has had a long history of dependable corporate governance.

o Corporate governance provisions adopted that codify what ICN has practiced all along.

o Nominating committee established that it is comprised solely of independent directors.

   - Membership
   - Process

o CEO succession process established that will result in a timely and orderly change in leadership.

BOARD INDEPENDENCE
------------------------------------------------------------------------------

o  ICN's board has ALWAYS been comprised of independent directors.

o  Since ICN's founding, 39 out of 42 directors have been non-insiders.

o  As of May 29, 2002, five elected within the last year:

    -  Three as shareholder candidates
    -  Two as qualified by nominating committee
        - Roderick Hills
        - Barry Cohen
        - Gen. Ronald Fogleman
        - Ed Burkhardt
        - Steven Lee

ICN Board of Directors
-------------------------------------------------------------------------------

o   Milan Panic - Chairman of the Board and CEO, ICN Pharmaceuticals

o Norman Barker, Jr.* - Former Chairman of the Board, First Interstate Bank of California

o Senator Birch E. Bayh, Jr. - Senior Partner, Venerable, Baetjer, Howard and Civiletti, LLP, United States Senator, 1963-1981

o   Edward A. Burkhardt - President, Rail World, Inc.

o Abraham E. Cohen - Retired SVP, Merck & Co. and President Merck Sharp & Dohme International

o   Ronald R. Fogleman - General, Chief of Staff, United States Air Force

o Roderick M. Hills - Partner, Hills and Stern, Former Chairman of United States Securities and Exchange Commission

o   Adam Jerney* - President and COO, ICN Pharmaceuticals

o   Jean-Francois Kurz - Chairman of the Board, Banque Pashe, SA

o   Steven J. Lee - Chairman and CEO, PolyMedica Corp.

o   Stephen D. Moses* - Chairman of the Board, Stephen Moses Interests

o   Rosemary Tomich - Chairman and CEO, Livestock Clearing, Inc.

        *  Not standing for reelection

ICN Management
-------------------------------------------------------------------------------

o   Milan Panic - Chairman of the Board and Chief Executive Officer

o   Adam Jerney - President and Chief Operating Officer

o   Greg Keever - EVP, General Counsel and Corporate Secretary

o   John E. Giordani - EVP and Chief Financial Officer

o   Bill A. MacDonald - EVP, Strategic Planning

o   Alan F. Charles - EVP, Corporate Relations

o   James McCoy - EVP, Human Resources

o   Marinko Vekovic - SVP, Worldwide Sales

o   Mark Taylor - EVP, North America

o   Dr. Javier Rovalo - General Manager, Latin America

OPPOSITION - NO STRATEGY
------------------------------------------------------------------------------

o Opposition has NEVER articulated a strategy or objective for ICN shareholders - EVER.

o  They have NO experience managing a global pharmaceutical company.

o  They have NO scientific knowledge needed for continued innovations.

o They are very recent shareholders who have executed at least 195 trades, including 62 sales.

SUBSTANTIAL RISK TO SHAREHOLDERS
------------------------------------------------------------------------------

o  There is ENORMOUS RISK to shareholders in siding with the opposition.

o  They have NO track record, NO experience and NO strategy.

o  ICN management has CONSISTENTLY delivered on its promises.

o  A VOTE FOR THE OPPOSITION PLACES YOUR INVESTMENT IN ICN AT SUBSTANTIAL
   RISK.

FINANCIAL OVERVIEW
-----------------------------------------------------------------------------

SPECIALTY PHARMACEUTICALS REVENUES 1
-----------------------------------------------------------------------------

1995 - 2001 CAGR: +18%

[BAR GRAPH OMITTED]

1995-273 $mm
1996-347 $mm
1997-527 $mm
1998-659 $mm
1999-639 $mm
2000-645 $mm
2001-721 $mm

1  Excludes ICN Yugoslavia
2  Reflects effect of Major Russia Devaluation in Q3 1998 through 2001

2001 vs. 2000 Full Year

-------------------- ------------------------- ---------------------------- -------------------------- -------------------------
                           North America              Latin America              Western Europe              Eastern Europe
-------------------- ------------------------- ---------------------------- -------------------------- -------------------------
-------------------- ------------- ----------- ------------- ------------- ------------- ------------ ------------- ------------
                        Actual       Actual       Actual        Actual        Actual       Actual        Actual        Actual
                         2001         2000         2001          2000          2001         2000          2001          2000
-------------------- ------------- ----------- ------------- ------------ ------------- ------------ ------------- ------------ -
-------------------- ------------- ----------- ------------- ------------ ------------- ------------ ------------- ------------ -

Product Sales          156,201       119,994     128,218       127,485      208,374       187,192      103,066       106,271
--------------------
--------------------
Royalties                   --            --          --            --            2            14           --            --
--------------------
--------------------
Services                18,473           593          --            --           --            --           --            --
--------------------
--------------------
Revenues               173,674       120,587     128,218       127,485      206,376       187,206      100,066       106,271
--------------------
--------------------
Cost of Sales           23,576        13,692      34,745        35,662      106,597        96,021       66,054        64,651
--------------------
--------------------
   Gross Profit        131,625       106,302      50,473        91,823       99,777        91,171       37,012        41,620
--------------------
--------------------
Gross Margin                85%           89%         73%           72%          48%           49%          36%           39%
--------------------
--------------------
Operating Expenses:
--------------------
--------------------
Selling                 42,276        22,606      26,996        26,831       39,506        35,654       25,130        24,784
--------------------
--------------------
Advertising             22,045        19,918      11,364        10,563        9,629         9,815        5,493         3,479
--------------------
--------------------
Goodwill                11,507        10,872       3,642         3,313        8,605         7,797       (1,977)       (1,192)
--------------------
--------------------
R & D                    2,304         1,746         168           273          478         2,571          107           782
--------------------
--------------------
G & A                    6,145         1,027       6,618         5,434       14,272        15,096        8,002        10,465
--------------------
--------------------
Other                   (2,406)        2,795       3,880         3,459          863         3,848        6.170         7,878
--------------------
--------------------
   Total Op. Exp.       81,889        58,964      52,666        49,873       73,352        74,781       42,925        45,476
--------------------
--------------------
   Operating Income     68,229        47,931      40,807        41,950       26,427        16,404       (5,913)       (3,856)
--------------------
--------------------
O.P.  %                     39%           40%         32%           33%          13%            9%         (6%)           (4%)
-------------------- ------------- ----------- ------------- ------------ ------------- ------------ -------------- ------------




------------------------------------------------ -------------------------- ---------------------------
                                   AAA                     Biomedical               Specialty Pharma
------------------------------------------------ -------------------------- ---------------------------
--------------------------------- -------------- ------------ ------------- ------------- -------------
                       Actual        Actual        Actual        Actual        Actual        Actual
                        2001          2000          2001          2000          2001          2000
-------------------------------- -------------- ------------ ------------- ------------- -------------
-------------------------------- -------------- ------------ ------------- ------------- -------------

Product Sales         49,826        45,133         59,955       58,522       702,640       644,597
--------------------
--------------------
Royalties                 --            --             --           --             2            14
--------------------
--------------------
Services                  --            --             --           --        18,473           590
--------------------
--------------------
Revenues              49,826        45,133         59,955       58,522       721,115       645,204
--------------------
--------------------
Cost of Sales         25,174        25,420         27,949       28,013       284,095       263,459
--------------------
--------------------
   Gross Profit       24,652        19,713         32,006       30,509       418,545       381,138
--------------------
--------------------
Gross Margin              49%           44%            53%          52%           60%           59%
--------------------
--------------------
Operating Expenses:
--------------------
--------------------
Selling                9,995        10,320         18,456       17,476       162,358       137,671
--------------------
--------------------
Advertising            3,126         2,479          2,317        3,469        53,974        49,723
--------------------
--------------------
Goodwill               4,156         4,562          2,089        1,657        28,022        26,289
--------------------
--------------------
R & D                    161           175             --           --         3,218         5,547
--------------------
--------------------
G & A                  1,879         2,571          3,500        3,178        40,414        37,771
--------------------
--------------------
Other                     29           106            745        3,032         9,279        21,118
--------------------
--------------------
   Total Op. Exp.     19,346        20,213         27,107       28,812       297,265       278,119
--------------------
--------------------
   Operating Income    5,306          (500)         4,899        1,697       139,755       100,626
--------------------
--------------------
O.P.  %                   11%           (1%)            8%           3%           19%           16%
--------------------------------- -------------- ------------ ------------- ------------- -------------

SG&A Expenses 2001
-------------------------------------------------------------------------------

        ($ in Millions):

   S,G&A expenses as reported                   $320
   One time charges:
        Ribapharm charges/allocation               8
        Legal expenses                             3
        Other non-recurring charges                3
        IR/PR Expenses                             3
        Facility Closing                           2


   SG&A expenses without one
   time charges                                 $301
   Product sales                                $721

        S,G&A % of sales                         42%
        Target by Q4 2002                        40%

FINANCIAL POSITION
------------------------------------------------------------------------------

SELECTED CONSOLIDATED BALANCE SHEET DATA

                                   DECEMBER 31,            DECEMBER 31,
(US$mm)                               2000                    2001
-------------------------------------------------------------------------

Cash                                  155.6                   327.6

Total Assets                        1,477.1                 1,754.4

Senior Debt                           496.9                   191.2*

Convertible Debt                          -                   525.0

Total Debt                            510.8                   740.7

Total Stockholders Equity             757.2                   810.7
-------------------------------------------------------------------------

CREDIT STATISTICS

                                      2000                    2001
-------------------------------------------------------------------------

Total Debt/EBITDA                     1.86x                   2.80x

EBITDA/Interest                       4.56x                   4.73x

Total Debt/Total Book Cap.              40%                     48%
-------------------------------------------------------------------------

*  paid off in April

Q1 2002 CONSOLIDATED RESULTS FINANCIAL PERFORMANCE
-----------------------------------------------------------------------------

                                        Q1 02          Q1 01          %CHG.
                                        -----          -----          -----
Revenues                               $246M R         $199M            23
Royalties                                57M R           28M           103
REVENUES - SPECIALTY PHARMA             189M            171M            10
Operating income                         66M R           41M            60
Net Interest                             13M up $2M      11M            22
Translation                               2M             .4M            nm
Provision for income taxes               20M up $11M      9M           119
Net Income(1)                            30M R           21M            43
Cumulative effect                         4M              --            nm
Net Income                               34M R           21M            62
EPS (diluted)-income                    0.36 R          0.26            38
  Cumulative efect                      0.04              --
  Net Income                            0.40 R          0.26            54


(1)  Before Cumulative Effect of Accounting Change
R = Record results

Q1 2002
-----------------------------------------------------------------------------

o    Record revenue for First Quarter 2002
     -------------------------------------

o    Record Gross Margin - 62%
     -------------------------

o    Record royalties in 1Q' 02
     --------------------------

o    Record operating income in 1Q'02
     --------------------------------

o    Record pre-tax income
     ---------------------

     -  Spec.Pharma -- Increased sales in all regions
     -  Improved Gross Margin from 59% to 62%
        > Better manufacturing utilization and cost reductions
        > Improved supply chain function due to transfer of manufacturing of acquired products to our own facilities

o Provision for Taxes -- We are generating more income in higher tax jurisdictions, such as North America. Royalties are taxed at the full U.S. rate

o    S, G & A (in $ in Millions):

         S,G & A expenses as reported          $92
         One time charges:
           Ribapharm charges/allocation          2
           Legal expense                         3
           Stock comp. Charges                   3
           Debt repurchase expenses              1
           Other non-recurring charges           2
           IR/PR expenses                        2
                                               ----
           S, G & A expenses
           without one-time charges            $79


         Product Sales                         189

           S, G & A % of sales                  42%

           Target by Q4 2002                    40%

SPECIALTY PHARMACEUTICALS
------------------------------------------------------------------------------

SPECIALTY PHARMA INVESTMENT HIGHLIGHTS
------------------------------------------------------------------------------

o  High margin specialty business in Americas

    - Record of historical growth in Latin America since 1970
    - Consistent new product flow in pharmaceuticals
    - New growth platform in vast cosmetic dermatology market

o  One of the largest specialty pharmaceutical businesses in Europe

    - 57% of international revenues from Western Europe
    - New product pipeline

TOP TEN PRODUCTS ICN PHARMACEUTICALS
($ IN MILLIONS):

  PRODUCT NAME/TRADE NAME         GENERIC NAME           THERAP. CATEG         2000          2001        % INCREASE
                              fluorouracil           antimetabolit              35.5         46.1              27.8
                              pyridostigmine         cholinesterase I           33.9         42.4              25.1
                              vitamin B              vitamins                   25.6         25.3              -1.2
                              laser                  Derm.                       1.3         17.3            1230.8
                              combination            Derm.                       5.0         13.9             178.0
                              ribavirin              antivirals                 15.1         13.6              -9.9
                              N-furfuryladen         Derm.                      13.2         13.2               0.0
                              omeprazole             Gastro                     10.9         12.7              16.5
                              methoxal.              antispor.                   6.5          9.4              44.6
                              composite              NSAID                       8.3          9.2              10.8
SUB-TOTAL                                                                      155.1        202.1              30.3
All Other products                                                             431.6        459.1               6.4
Biomed                                                                          58.5         60.0               2.6
TOTAL SALES                                                                    645.2        721.2              11.8

top ten % of total                                                              26           31

SPECIALTY PHARMACEUTICALS REVENUES
------------------------------------------------------------------------------

SPECIALITY PHARMA REVENUES ANNUAL GROWTH 12% [BAR GRAPH OMITTED]

ICN International Annual Growth 6%

2000    $338mm          50%
2001    $359mm          of specialty
                        pharma revenues

ICN Americas Annual Growth 18%

2000    $307mm          50%
2001    $362mm          of specialty
                        pharma revenues
2000    $645mm
2001    $721mm

SPECIALTY PHARMACEUTICALS OPERATING INCOME*
-----------------------------------------------------------------------------

SPECIALTY PHARMA OPERATING INCOME ANNUAL GROWTH 35% [BAR GRAPH OMITTED]

ICN International Annual Growth 114%

2000    $12mm           22%
2001    $26mm           of specialty
                        pharma 0I

ICN Americas Annual Growth 24%

2000    $94mm
2001    $117mm          78%
                        of specialty
                        pharma OI
2000    $105mm
2001    $142mm

*  Before corporate charges

SPECIALTY PHARMACEUTICALS EBITDA*
------------------------------------------------------------------------------

SPECIALTY PHARMA EBITDA ANNUAL GROWTH 26% [BAR GRAPH OMITTED]

ICN International Annual Growth 32%

2000    $41mm           30%
2001    $54mm           of specialty
                        pharma EBITDA

ICN Americas Annual Growth 24%

2000    $121mm          70%
2001    $150mm          of specialty
                        pharma EBITDA

2000    $162mm
2001    $204mm

*Before corporate charges

0Q4'01 vs. Q4'00

(000's)



------------------- ---------------------------- -------------------------- -------------------------- --------------------------
                           North America               Latin America             Western Europe              Eastern Europe
------------------- ---------------------------- -------------------------- -------------------------- --------------------------
------------------- ------------- -------------- ------------ ------------- ------------- ------------ ------------- ------------
                        Actual        Actual         Actual       Actual        Actual        Actual      Actual         Actual
                        2001          2000          2001          2000          2001         2000         2001           2000
------------------- ------------- -------------- ------------ ------------- ------------- ------------ ------------- ------------
------------------- ------------- -------------- ------------ ------------- ------------- ------------ ------------- ------------
Product Sales           44,637        37,756         41,806       37,079        56,436        50,620      32,802         30,752
-------------------
-------------------
Royalties                    -             -              -            -             -            12           -              -
-------------------
-------------------
Services                 3,601           593              -            -             -             -           -              -
-------------------
-------------------
Revenues                48,238        38,349         41,806       37,079        56,436        50,632      32,802         30,152
-------------------
-------------------
Cost of Sales            8,231         5,296         11,009       10,489        29,087        28,919      18,753         18,073
-------------------
-------------------
   Gross Profit         38,406        32,460         30,797       26,610        27,049        21,701      14,049         12,679
-------------------
-------------------
Gross Margin                82%           86%            74%          72%           48%           43%         43%            41%
-------------------
-------------------
Operating Expenses:
-------------------
-------------------
Selling                 10,100         6,030          7,441        7,114        10,479         9,716       6,743          7,763
-------------------
-------------------
Advertising              8,704         5,456          3,488        2,787         2,578         3,239       1,767          1,254
-------------------
-------------------
Goodwill                 2,909         2,750          1,067          830         2,384         1,937        (488)          (462)
-------------------
-------------------
R & D                      780           641             41           62           397           849         (19)            77
-------------------
-------------------
G & A                    1,577         4,662          1,713        1,484         3,990         5,244       1,700          2,692
-------------------
-------------------
Other                   (1,901)           57          1,871        1,521        (1,301)        1,713       2,207          2,156
-------------------
-------------------
   Total Op. Exp.       20,142        19,606        15,6519       13,758        18,527        22,698      11,913         13,480
-------------------
-------------------
   Operating Income     19,885        13,447         15,178       12,852         8,822          (965)      2,136           (801)
-------------------
-------------------
O.P.  %                     41%           35%            36%          35%           16%           (2%)         %             (3%)
------------------- ------------- -------------- ------------ ------------- ------------- ------------ ------------- ------------


-------------------- -------------------------- ---------------------------- -------------------------
                                AAA                     Biomedical               Specialty Pharma
-------------------- -------------------------- ---------------------------- -------------------------
-------------------- ------------ ------------- -------------- ------------- ------------- -----------
                         Actual       Actual        Actual         Actual        Actual        Actual
                        2001          2000          2001           2000          2001           2002
-------------------- ------------ ------------- -------------- ------------- ------------- -----------
-------------------- ------------ ------------- -------------- ------------- ------------- -----------
Product Sales            13,658        8,685        15,363         13,692       204,702       178,584
-------------------
-------------------
Royalties                     -            -             -              -             -            12
-------------------
-------------------
Services                      -            -             -              -         3,601           593
-------------------
-------------------
Revenues                 13,658        8,685        15,363         13,692       208,300       179,189
-------------------
-------------------
Cost of Sales             6,846        7,220         1,013          7,279        80,999        77,256
-------------------
-------------------
   Gross Profit           6,812        1,465         8,290          6,413       123,703       101,328
-------------------
-------------------
Gross Margin                 50%          17%           54%            47%           60%           57%
-------------------
-------------------
Operating Expenses:
-------------------
-------------------
Selling                   3,299        2,515         5,040          4,420        43,105        37,588
-------------------
-------------------
Advertising                 646          688           650            608        15,831        14,202
-------------------
-------------------
Goodwill                  1,056        1,131           522            423         7,450         6,609
-------------------
-------------------
R & D                        22           42             -              -         1,221         1,671
-------------------
-------------------
G & A                       558          499         1,014            796        10,565        15,357
-------------------
-------------------
Other                        12           35           138            975           996         6,457
-------------------
-------------------
   Total Op. Exp.         5,593        4,920         7,364          7,422        79,158        81,884
-------------------
-------------------
   Operating Income       1,219       (3,455)          928         (1,009)       48,146        20,049
-------------------
-------------------
O.P.  %                       9%         (40%)           6%            (7%)          23%           11%
-------------------- ------------ ------------- -------------- ------------- ------------- -----------


Q4 2001 Corporate Expenses ($ in Millions)
-------------------------------------------------------------------------------


   Corporate expenses                                           14

   Estimated one time charges:

        Ribapharm charges/allocation                             2

        Other non-recurring charges                              2

        Facility Closing                                         1
                                                               ---
   Total one time charges                                        5

   Corporate expenses without one time Charges                   9

   Product Sales                                                208


   Corporate Expenses % of Sales                                 4%


*Corporate charges do not include international corporate of $1 M

                                                            Q1'02 vs. Q1'01

(OOO's)


-------------------- --------------------------- -------------------------- -------------------------- --------------------------
                            North America              Latin America              Western Europe             Eastern Europe
                     --------------------------- -------------------------- -------------------------- --------------------------
                     -------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
                      Actual 2002   Actual 2001  Actual 2002   Actual 2001  Actual 2002   Actual 2001  Actual 2002   Actual 2001
Product Sales           44,077         37,112       29,487        26,092       54,854        52,501       29,778        24,399
Royalties                    -              -            -             -            -             2            -
Services                 2,662          5,171            -             -            -             -            -             -
Revenues                46,939         42,280       29,487        26,092       54,854        52,533       29,776        24,399
Cost of Sales            6,587          5,010        8,269         6,885       26,945        28,626       16,877        16,224
Gross Profit            37,510         32,099       21,198        19,207       27,909        23,905       12,899         8,175
Gross Margin                85%            86%          72%           74%          51%           46%          43%           34%
Operating Expenses
Selling                 10,421         11,212        6,296         5,782       10,072         9,205        6,058         5,980
Advertising              6,260          3,989        2,536         2,516        2,923         2,562        1,654         1,236
Goodwill                 2,562          2,867        1,029           827        2,397         1,946            -          (483)
R&D                        842            550           11            62          586            23          232           105
G&A                      1,958            990        1,539         1,468        3,216         3,370        2,156         2,027
Other                    1,747           (648)         740           397          121         2,469          915         1,165
   Total Op. Exp.       23,780         18,960       12,151        11,052       19,315        19,585       11,013        10,350
   Operating Income     16,592         18,310        9,047         8,155        8,594         4,322        1,886        (2,175)
O.P.%                       35%            43%          31%           31%          16%            8%           6%           (9%)
-------------------- -------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------


----------------------------------------------- --------------------------- ----------------------------
                               AAA                      Biomedical               Specialty Pharma
                    --------------------------- --------------------------- ----------------------------
                    ------------- ------------- ------------- ------------- -------------- -------------
                    Actual 2002   Actual 2001   Actual 2002   Actual 2001    Actual 2002   Actual 2001
Product Sales          11,820        10,638        15,785        15,474       185,790        166,246
Royalties                   -             -             -             -             -              2
Services                    -             -             -             -         2,862          5,171
Revenues               11,820        10,638        15,785        15,474       188,661        171,419
Cost of Sales           5,613         5,619         7,431         7,118        71,722         69,485
Gross Profit            6,207         5,019         8,354         8,356       114,077         96,761
Gross Margin               53%           47%           53%           54%           61%            58%
Operating Expenses
Selling                 2,533         1,548         4,577         4,200        39,955         37,927
Advertising               923           619           867           595        15,163         11,507
Goodwill                1,090         1,074             2           523         7,070          6,754
R&D                        39            52             -             -         1,710            792
G&A                       684           487           891           783        10,444          9,425
Other                    (478)          (22)           67            56         3,112          3,457
   Total Op. Exp.       4,791         3,758         6,404         6,157        77,454         69,862
   Operating Income     1,416         1,261         1,950         2,199        39,485         32,072
O.P.%                      12%           12%           12%           14%           21%            19%
--------------------------------- ------------- ------------- ------------- -------------- -------------

* Before Corporate allocations

Q1 2002 Corporate Expenses ($ in Millions)
-------------------------------------------------------------------------------

   Corporate expenses                                           20

   Estimated one time charges:

        Ribapharm charges/allocation                             2

        Legal expenses                                           3

        Stock Comp Charges                                       3

        Debt Repurchase Expenses                                 1

        Other non-recurring charges                              2

        IR/PR expenses                                           2
                                                               ----
          Total one time charges                                13

   Corporate expenses without one time Charges                   7

   Product Sales                                               189

   Corporate Expenses % of Sales                                4%

*  Corporate charges do not include international corporate of $4M

Growth of Selected Top Products 1997 vs. 2001
-------------------------------------------------------------------------------

        40,000

        35,000

        30,000                  [Bar Chart Omitted]

        25,000

        20,000

        15,000

        10,000

        5,000

                  Calcitonin    Virazole    Omeprazol    Bedoyecta    Efudex


                      1997 Sales                   2001 Sales

SPECIALTY PHARMACEUTICALS INTERNATIONAL
------------------------------------------------------------------------------

SPECIALTY PHARMACEUTICALS INTERNATIONAL - OVERVIEW
------------------------------------------------------------------------------

                                           2001 Revenue:  US$359mm
o  466 ethical products                    2001 EBITDA:   US$54mm*

o  266 OTC products

o  A broad product portfolio with
   increasing focus on:

   -  central nervous system

   -  anti-infective / anti-virals          [PIE CHART OMITTED]

   -  dermatology                               Export
                                                (AAA)
   -  alimentary tract and metabolism            14%

   -  oncology                                 Eastern
                                                Europe
o  2,100+ sales and marketing staff               29%

                                               Western
                                                Europe
*  before corporate allocations                  57%

SPECIALTY PHARMACEUTICALS AMERICAS
------------------------------------------------------------------------------

SPECIALTY PHARMACEUTICALS AMERICAS -
OVERVIEW
-----------------------------------------------------------------------------



o  High-margined product portfolio        2001 Revenue:  US$362mm

o  Increasing investment in sales         2001 EBITDA:   US$150mm*
   and marketing

o  Significant expansion in
   dermatology

o  consistent new product flow            [PIE CHART OMITTED]
                                          Latin America         35%
                                          North America         65%


*  before corporate allocations

SPECIALTY PHARMACEUTICALS AMERICAS -
GEOGRAPHIC SALES
-----------------------------------------------------------------------------



YEAR ENDED DECEMBER 31, 2001 [PIE CHART OMITTED]

Brazil          $6mm
Argentina       $15mm
Mexico          $107mm
Canada          $24mm
United States   $210mm

                $362mm

SPECIALTY PHARMACEUTICALS AMERICAS -
REVENUE MIX [PIE CHART OMITTED]
-----------------------------------------------------------------------------

2000               2001
----               ----
Biomedical         Biomedical
$59mm              $60mm

Ethical Pharma     Ethical Pharma
$248mm             $269mm

$307               Photonics
                   $33mm

                   $362mm

THERAPEUTIC MIX - NORTH AMERICA PRODUCT SALES*
-----------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 2001 [PIE CHART OMITTED]

HRT             8%
Neurology       14%
Dermatology     60%
Other           18%

                $155mm

                                                      *Excluding Biomedicals

TOP TEN PRODUCTS - SALES SUMMARY*
-----------------------------------------------------------------------------



                                   2000 Sales      2001 Sales        Gross
 Product             Category        (US$mm)          (US$mm)        Margin
 -------             --------        --------         -------        ------

Efudex          Dermatologic            32.4            41.4            93%

Bedoyecta       Vitamin                 25.5            25.3            71%

Mestinon        Myasthenia Gravis       18.1            24.3            85%

NLite           Dermatologic Laser        na            19.0            64%

Kinerase        Dermatologic            12.6            12.1            86%

GlyQuin         Dermatologic             1.7             9.8            84%

Virazole        Antiviral               11.7             9.8            94%

Oxsoralen       Dermatologic             6.6             9.3            90%

Testred         HRT                      5.2             7.9            93%

CES             HRT                      5.7             5.3            41%
                                   ---------        --------       --------

                                       119.5           164.2            82%

Percentage of Total Revenue             48%             54%



                                                      *Excluding Biomedicals

ICN NORTH AMERICA
-----------------------------------------------------------------------------




MARKET LEADERSHIP IN PHYSICIAN SKIN CARE

DEMOGRAPHICS DRIVE DEMAND
-----------------------------------------------------------------------------


o  78 million Americans between 35-54


o  22 million women with household
   income of $56,000


o  Seek non-invasive products that will                 [GRAPHIC OMITTED]
   treat and prevent aging with minimal
   downtime


o  Growing importance of AK therapy
   as risk of skin cancer increases

SKIN CARE STRATEGY
-----------------------------------------------------------------------------

[GRAPHIC OMITTED]




DERMATOLOGY     ---  Rx

DERMATOLOGY     ---  Physician
                     Dispensed

DERMATOLOGY     ---  Aesthetic
                     Elective

BROAD SKIN AGING PORTFOLIO
-----------------------------------------------------------------------------


[GRAPHIC OMITTED]

Top Ten Products North America*
-------------------------------------------------------------------------------

(*$ in Millions)

                                                            %
Product                      2001 Actual   2000 Actual   Inc/(Dec)   2001 GM%
-------                      -----------   -----------   ---------   -------
Efudix/Efudex                $  39,854     $  30,802        29.4%      93.1%
Mestinon                        21,262        15,250        39.4%      84.6%
N-Lite                          14,552         1,144      1172.0%      61.5%
Kinerase                        11,716        12,365        -5.2%      85.6%
Bleaches                         9,827         1,735       466.4%      84.3%
Oxsoralens                       9,212         6,478        42.2%      90.3%
Androif/Testred                  7,962         5,168        54.1%      92.6%
C.E.S.                           5,350         5,743        -6.8%      41.2%
Ancobon/Ancotil                  3,758         1,785       110.5%      51.8%
Glyderm                          3,044         3,278        -7.1%      68.0%
                             -----------   -----------   ---------
Subtotal                     $ 126,537     $  83,748        51.1%

All Others                      47,137        36,839        28.0%
                             -----------   -----------   ---------

Grand Total                  $ 173,674     $ 120,587        44.0%
                             -----------   -----------   ---------

                                                                         53
Source:  ICN North America

GLYQUIN TRx MARKET SHARE
-----------------------------------------------------------------------------

52 WEEK TREND

[GRAPHIC OMITTED]


Source:  IMS Health National Prescription Audit

WRINKLE REDUCTION PROCEDURE MARKET
-----------------------------------------------------------------------------

Number of Procedures (000s)


                           1997     1998    1999     2000      2001
                         -------- -------- ------- --------  --------

BOTOX                        65      180     498     1,097     1,600

ABLATIVE RESURFACING         64      283    1,262    1,358     2,399

COLLAGEN                    347      406      475      592     1,099

NONABLATIVE LASER            --       --       --       50       150

                        -------   ------   ------   ------    ------

TOTAL                       476      869    2,235    3,097     5,248
                        =======   ======   ======   ======    ======


Sources:  ASAPS, ICN Estimate

GROWTH DRIVERS
-----------------------------------------------------------------------------

NLITE
Laser Collagen Replenishment

                                o  GROWTH OF NON ABLATIVE
                                   PROCEDURES

                                o  CONTINUED PHYSICIAN ADOPTION FOR
                                   NON-ABLATIVE LASERS

[GRAPHIC OMITTED]               o  COMBINATION THERAPY WITH
                                   BOTULINUM TOXIN FOR WRINKLES DUE
                                   TO COLLAGEN DEFICIENCY

                                o  MULTI APPLICATION SYSTEM

                                   -  FDA approved: wrinkles

                                   -  Current studies: acne scars,
                                      vascular, active acne

                                o  CONSUMER MARKETING

                                   -  Drive patients directly to physicians

PHYSICIAN DIRECT
-----------------------------------------------------------------------------


o  DISTRICT OFFICES - AESTHETIC ACCOUNT MANAGEMENT

[] AREAS SERVED
                                                          2000     2001
                                                        (ACTUAL) (ACTUAL)
                                                        -------- --------

                              PROCEDURES PER MONTH         NA      4200
                              STATES SERVED                47       50
                              --------------------      -------- --------

[GRAPHIC OMITTED]             DOCTORS SERVED
                              PLASTIC SURGEONS            687      1,400
                              Dermatologists              518      2,977
                                                          ---      -----
                                                        1,105      4,377
                              OBGYN                        NA      1,055
                              Podiatrists                  NA          0
                                                           --          -
                                                        1,105      1,105
                                                        -----      -----
                              TOTAL                     2,720      5,432

R&D PIPELINE
-----------------------------------------------------------------------------

                        PHOTOTHERAPY  NEW INDICATION PIPELINE
-----------------------------------------------------------------------------


                     DISCOVERY   PRECLINICAL  CLINICAL  SUBMISSION  CLEARANCE

PERIOCULAR WRINKLE

GENERAL WRINKLE
                                [BAR GRAPH OMITTED]
VASCULAR

ACNE SCAR

STRIAE

ACNE

ICN INTERNATIONAL PIPELINE
-----------------------------------------------------------------------------

                              [GRAPH OMITTED]

     Therapeutic Area  Discovery  Preclinical  Phase I  Phase II Phase III  NDA

ICN INT 0001*
(extended release)

TRICHOVAC
(new indication)

ICN INT 0002
(new indication)

ICN INT 0003
(topical)

*Bioequivalence/kinetic-study required

ICN LATIN AMERICA PIPELINE
-----------------------------------------------------------------------------

                              [GRAPH OMITTED]

                Discovery  Preclinical  Phase I  Phase II, Phase III  NDA

BIOPROTECT
Antioxidant

ARGENTAFIL
Topical antibacterial

SINPEBAC
Skin infection

CLOBESOL
Anti-allergy &
anti-inflammatory

IVEXTERM
Intestinal parasites

YUREDOL
Muscle pain

EUVENT
Bronchial asthma

KETOPROFEN
Pain, fever, inflammation

THE VISION
-----------------------------------------------------------------------------


o  Concentrate in the fast growing skin aging market

o  Cross sell Rx, light and cosmetic products.

o Invest in product development, clinical proof and line extensions.

o  Accelerate consumer advertising.

o Licensing, product and corporate acquisition consistent with the growth strategy.

ICN - FORMULA FOR SUCCESS
-----------------------------------------------------------------------------

o  Record Operating Performance

o  Strong Drivers for Future Growth

o  Successful Completion of Ribapharm IPO

o  Final Stages of Restructuring on Target

o  Independent Board

o  Proven Management Team with Global Pharmaceutical Experience

Following is the text of a press release issued by ICN Pharmaceuticals, Inc. on May 10, 2002:


[Logo-ICN]              ICN PHARMACEUTICALS, INC.
                                 MAY 2002

               [ICN Logo]

                      ICN CHAIRMAN ANNOUNCES PLAN FOR
                               CEO SUCCESSION



     COSTA MESA, CA, May 10, 2002 - ICN Pharmaceuticals (NYSE: ICN) today announced that its Board of Directors approved a CEO succession process for the company.

     Milan Panic, Chairman and Chief Executive Officer, asked the Board to appoint a committee made up of independent directors who will seek candidates and recommend a smooth transition plan. The Board appointed Norman Barker, Jr., who will be Chair, Roderick Hills and General Ronald Fogleman, with company CEO Milan Panic as a non-voting member, as is typical in situations where companies are conducting a succession search.

     Mr. Panic commented, "I founded this company and have led it through 42 years of innovation and strong operating performance, including record results for the first quarter of this year and the successful completion of our $300 million IPO of Ribapharm, the second largest IPO in biotechnology."

     Mr. Panic is committed to carrying out an orderly management succession plan, including ICN management in the U.S. and in Europe with specific emphasis on Russia and other Eastern European countries.

     The committee has retained the international executive search firm of Korn/Ferry International to assist with the search and will report back recommendations to the Board of Directors at its own discretion.

ICN is an innovative, research-based global pharmaceutical company that manufactures, markets and distributes a broad range of prescription and non-prescription pharmaceuticals, and devices under the ICN brand name. Its research and new product development focuses on innovative treatments for dermatology, oncology and hepatology.

Additional information is also available on the Company's Website at http://www.icnpharm.com. _______

THE SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains forward-looking statements that involve risks and uncertainties, including but not limited to, projections of future sales, operating income, returns on invested assets, regulatory approval processes, and other risks detailed from time to time in the Company's Securities and Exchange Commission filings.

                                    ###